Relieving pain…….Improving lives Exhibit 99.2

Special Note Regarding Forward-Looking
Statements
This presentation includes forward-looking statements within the meaning of Section
27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of
1934.  These statements, among other things, relate to our business strategy, goals and expectations concerning our product candidates, future operations, prospects, plans and objectives of management.  The words "anticipate", "believe", "could",
"estimate", "expect", "intend", "may", "plan", "predict", "project", "will" and similar terms and phrases are used to identify forward-looking statements in this presentation.  Our operations involve risks and uncertainties, including the integration of our recently acquired assets, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. These forward-looking statements should be considered together with the risks and uncertainties that may affect our business and future results included in our filings with the Securities and
Exchange Commission at www.sec.gov.  These forward-looking statements are based on information currently available to us, and we assume no obligation to update any forward-looking statements except as required by applicable law.

Company Highlights
• Multiple non-opioid therapeutics in advanced clinical
development for acute post operative pain
• IV/IM meloxicam Phase III ready – long acting,
demonstrated efficacy in successful Ph II trials
• Dex-IN – proprietary, intranasal therapeutic in Ph II
– post interim analysis; top line expected mid-year ‘15
• Revenue and cashflow positive manufacturing &
royalty business
• Experienced management team with significant
development, regulatory and commercial experience

Experienced Management and Board
•
Gerri Henwood
– President and CEO
Founded Auxilium Pharmaceuticals (AUXL,
NASDAQ) and IBAH (former NASDAQ Co.
– acquired 1998); GSK
•
Chuck Garner
– CFO, CBO and
Treasurer
Over 14 years of life sciences investment
banking experience – Deutsche Bank, Burrill
& Co., Inverness Advisors; PwC
•
Randy Mack
– SVP, Development
Over 20 years of clinical development
experience –
Adolor, Auxilium, Abbott
Labs and Harris Labs
Board of Directors
Wayne B. Weisman – Chairman
SCP VitaLife Partners
Winston J. Churchill
SCP VitaLife Partners
Gerri Henwood – CEO
William L. Ashton
Harrison Consulting Group; frmly Amgen
Abraham Ludomirski, M.D.
SCP VitaLife Partners
Alfred Altomari
CEO, Agile Therapeutics
Michael Berelowitz, M.D.
Former SVP, Specialty Care Business
Unit, Pfizer

Recent Transformative Transaction
• Acquired IV/IM meloxicam and manufacturing & royalty
business from Alkermes
– $50M up-front cash payment; meloxicam milestones and royalties
– Warrants issued to Alkermes and OrbiMed
– Non-dilutive up-front financed by loan from OrbiMed
• IV/IM meloxicam – long acting preferential COX-2 inhibitor for moderate to severe acute pain ready for Ph III
– Widely prescribed, approved oral chronic pain therapeutic
– Multiple Phase II studies successfully completed in acute pain models
– Dosing advantages over existing acute pain txs, including long action
• Manufacturing, royalty and formulation business
– 87,000 sq. ft. facility (DEA licensed) manufactures 5 commercial products marketed by partners
– $70M+ in revenues and cashflow positive (in 2014, unaudited)

Continuation of Ph II after Interim Analysis
(REC-14-013 – Post Op Day 1 Dosing)
• On-going Ph II bunionectomy study
– Randomized, placebo controlled study
– Primary endpoint – SPID48
– Rescue therapy allowed
• Interim analysis for sample size adjustment
– approximately half of the evaluable patients enrolled
• Total enrollment reduced to approximately 170pts
– Initially planned for 200 – 250pts
• Top line results expected mid 2015

Clinical Stage Pipeline
Product PC I II III Rights
Meloxicam WW
IV formulation
Acute post operative pain
Phase III ready
IM formulation
Acute pain
Dexmedetomidine (“Dex”) WW, exc. Europe, Turkey, CIS
Dex-IN (intranasal)
Acute post operative pain
Ph II data expected mid-year ‘15
Cancer breakthrough pain
Dex-SL (sublingual)
Fadolmidine (“Fado”) WW, exc. Europe, Turkey, CIS
Intrathecal
Topical

Post Op Pain Market Underserved
• $5.9 billion market (1)
• Predominantly opioid
use
• Significant side
effects / issues
associated with
opioids
• Dearth of non-opioid
drugs in development
Inpatient procedures
Total procedures (2009) 47.9M
Addressable >25M
Ambulatory procedures
Total procedures (2006) 53.3M
Addressable >25M
Note: Addressable includes procedures expected to
utilize pain medication.
Source: National Center for Health Statistics and
management estimates.
(1) GBI Research, 2010 sales.

Limited Pain Relief Options for Patients
Note: Pain severity based upon market research / physician feedback

Acetaminophen
Antipyretic properties;
Oral; no opioid AEs
Only effective for mild pain; short
acting
NSAIDs
Ketorolac,
ibuprofen, aspirin
Mild to moderate
analgesia; oral; no
opioid AEs
Bleeding risk; GI and renal
complications; short acting
Sodium channel
blockers
Bupivacaine,
lidocaine
Use directly at pain
site; mostly peri-
operative
Limited duration of action; some are
concerned  about local tissue impact
Opioids
Morphine,
hydrocodone,
oxycodone, fentanyl
Good pain relief
Respiratory depression, impaired GI
motility after even one dose;
frequent nausea and vomiting;
abuse/addiction potential
Mild
Moderate
Moderate to
Severe
Pain
Severity
Class Compounds Advantages Disadvantages
Alpha 2 agonists
Dexmedetomidine
(Recro Pharma)
Good pain relief;
anxiolytic properties;
no respiratory
depression, impaired GI
or addictive properties
In development – potential for first in
class to be approved for post-
operative pain
Long-acting
preferential COX-2
IV/IM meloxicam
(Recro Pharma)
Long acting; fast onset,
high pain relief, and
less constipation
Bleeding risk; GI and
renal complications

IV/IM Meloxicam

IV/IM Meloxicam Overview
• FDA approved, oral preferential COX-2 inhibitor
used in a wide variety of indications
• Proprietary long acting injectable form for moderate
to severe acute pain
– Incorporates Alkermes’ NanoCrystal
TM
technology
• Phase III ready – multiple Phase II studies
completed on IV and a Phase I on IM
– Positive Ph II hysterectomy and dental pain studies with
demonstrated efficacy
• IP issued through 2022 and additional IP could
extend protection through 2030
NanoCrystal
®
is a registered trademark of Alkermes plc.

Favorable Dosing Profile
Attribute Meloxicam Ketorolac
Caldolor
(ibuprofen)
Ofirmev
(APAP)
Route
IV/IM IV/IM IV IV
Onset of pain
relief
< 10 min 30 min N/A N/A
Time to peak
analgesic
effect
40 min 1-2 hrs N/A N/A
Duration of
pain relief
18-24 hrs 4-6 hrs 4-6 hrs 4-6 hrs
Admin.
IV bolus / pre-
filled syringe
(later)
Ready to use IV
bolus (15 sec)
Dilution
required, 30
min infusion
Ready to use,
15 min infusion

IV/IM Meloxicam Clinical Overview
• Elan/ALKS conducted 5 IV and 1 IM clinical trials
– Two Phase 1 IV PK & Safety trials
– One Phase 1 IM PK & Safety trial
– Three Phase 2 IV efficacy trials in various acute pain
models
• Good safety & tolerability across large dose range
IV/IM
• Demonstrated efficacy using various measures in
multiple pain models

Multiple Successful IV Phase 2 Trials
•
Elan/ALKS have conducted 5 IV and 1 IM clinical trials
Trial Design Outcome
Phase II Study
N1539-02
Acute pain following dental
surgery (N = 230)
Statistically significant differences for all
doses compared to placebo were seen in
SPID24, pain relief and onset of pain relief
Phase II Study
N1539-04
Acute pain following open
abdominal hysterectomy
surgery (N = 486)
Statistically significant differences for all
doses compared to placebo were seen in
multiple efficacy analyses, including SPID24.
meloxicam 30 mg and 60 mg produced the
greatest response with no difference
between doses
Phase II Study
N1539-05
Acute pain following
laparoscopic abdominal
surgery (N =50)
Study stopped early (planned N = 250) for
business reasons.  However, statistically
significant differences in SPID48 observed for
30mg QD dose despite small sample size

Phase II Abdominal Hysterectomy Study
• Multicenter, single-dose, randomized, double-blind,
placebo- & active-controlled study in Eastern Europe
• In double-blind period, single doses of:
– Placebo
– IV Morphine (10-15 mg)
– Meloxicam 5 mg, 7.5 mg, 15 mg, 30 mg, 60 mg
– After 24 hours, open-label Meloxicam was available
• Standard analgesia study design
– Pain Intensity assessments (SPID24 = Primary Endpoint)
– Pain Relief
– Rescue mediation
– Time to onset

Summed Pain Intensity Differences 0–24

RECRO PHARMA

Robust Efficacy
(Abdominal Hysterectomy Trial – IV Meloxicam)
*** p < 0.001 vs. Placebo
***
***
***
***
***
***

(10,000)
-
10,000
20,000
30,000
40,000
50,000
60,000
Placebo
n=64
Morphine
n=62
5 mg
n=60
7.5 mg
n=91
15 mg
n=60
30 mg
n=60
60 mg
n=89

Summed Pain Intensity Differences 0-24
Placebo n=30
Ibuprofen…
15 mg n=50
30 mg n=50
60 mg n=50

Summed Pain Intensity Differences 0-48
Placebo n=11
Ketorolac q6h n=8
7.5 mg q12h n=11
15 mg q12h n=10
30 mg q24hr n=10

RECRO PHARMA

Confirmed Efficacy in Multiple Studies
Summary of Pain Intensity Differences (SPID)
*** p < 0.001 vs. Placebo
Dental Pain Study
p = 0.0682
p = 0.0392
Abdominal Laparoscopic Pain Study

-
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
***
***
***
0
200
400
600
800
1000
1200
1400
***

Pain Intesity Difference from Baseline (0-100)

RECRO PHARMA

Single 30 mg Dose Performance over 24 hrs
(Abdominal Hysterectomy Trial – IV Meloxicam)
Baseline Pain Level ˜ 60

-10
0
10
20
30
40
50
60
0 4 16 20 24
Time (Hours)
Placebo n=64
Morphine n=62
15 mg n=60
30 mg n=60
60 mg n=89
8 12

Well Tolerated
(Abdominal Hysterectomy Trial – IV Meloxicam)
**Reported in     3% of Subjects in any group and greater than Placebo
Meloxicam
Placebo
n=64
Morphine
n=62
5 mg
n=60
7.5 mg
n=91
15 mg
n=60
30 mg
n=60
60 mg
n=89
Anemia 3.1 4.8 3.3 13.2 3.3 1.7 10.1
Anemia Postoperative - 1.6 - - - 3.3 -
Constipation - 4.8 5.0 1.1 1.7 - -
Flatulence - 4.8 1.7 1.1 3.3 - -
Hypokalaemia - 3.2 1.7 1.1 - 1.7 -
Insomnia 4.7 8.1 10.0 4.4 5.0 5.0 4.5
Ketonuria 7.8 9.7 6.7 9.9 15 10 10.1
Leukocytosis - - 1.7 - - 3.3 -
Pyrexia 1.6 3.2 3.3 2.2 - - -
Sinus Tachycardia - - 3.3 - - - 1.1
Percent of Subjects Reporting an Adverse Event **

Next Steps for IV Meloxicam
• Production of a clinical supply batch
• Conduct Phase III Pivotal Study in hard and soft
tissue models
• Verify need for additional safety studies to meet
adequate exposures / special populations

Dexmedetomidine (“Dex”)

Dex Has Demonstrated Analgesia & Safety
• Alpha 2 agonist (non-opioid)
– Injectable form (Precedex) marketed by Hospira in US as sedative
– Multiple studies demonstrating analgesia of alpha 2 agonists
• Intranasal formulation in clinical development for acute
pain
– In-licensed non-IV rights from Orion
– Worldwide rights except Europe, Turkey, and CIS
• Multiple studies demonstrate Dex pain relief and safe
profile
– Including our completed placebo controlled trials
• Expect strong IP position
– Pending IP coverage could run through 2030
• Expect to file 505(b)(2) NDA after completion of Ph III

Dex Efficacy and Safety in Multiple Studies
Beneficial effects Source
Approved sedative and safe profile
NDA filing / pivotal trials -
Abbott/Hospira, Orion
Morphine sparing NDA studies plus Literature
Analgesia by IV route
Chan, 2010; Grosu, 2010; Lin, 2009, Arain,
2010
Demonstration of pain relief (VAS)
Placebo controlled trials; L. Webster, MD
(Utah) CLBP study (Recro sponsored)
Positive PK/PD plasma levels
demonstrating analgesic potential
Clinical trials run by Recro
Relieves morphine “Max”
(‘hyperalgesia’)
University of Minnesota; M. Belgrade, MD

Significant Advantages Over Opioids
Dex Fast-acting Opioids
Non-opioid (Not controlled substance) Opioid - DEA scheduled product
No habituation effects Addictive
Does not cause respiratory depression Respiratory depression
Not associated with constipation,
nausea, or vomiting
Unwanted side-effects of constipation,
nausea and vomiting
Enhances morphine effectiveness
without morphine dose increase
Additive effect requires higher dose
More cognitively intact Frequently “Foggy”/ may be confused
Anxiolytic properties Not anxiolytic
Effective Analgesic Effective Analgesic

Dex Has Been Well Studied by Recro
•
Evaluated proprietary formulations of Dex in 9 trials
Trial Form Design Outcome
REC-14-013
(On-going)
Dex-IN Acute pain following
bunionectomy surgery
(estimated 170 pts)
Recent interim analysis for sample size
adjustment adjusted total trial enrollment
for 170 patients (initially planned for 200-
250)
REC-13-012 Dex-IN Acute pain following
bunionectomy surgery
(n=85 evaluable)
Within subset of patients (n=42), with
baseline pain intensity of 6 or below,
there was a trend towards analgesia in 50
mcg and reduced opioid use vs placebo
REC-11-010 Dex-IN Chronic lower back
pain POC study (n=24)
Statistically significant pain relief within
30 minutes demonstrated in placebo
controlled trial – single use device
REC-09-003 Dex-SL Chronic lower back
pain POC study (n=21)
Statistically significant reduction in pain
intensity demonstrated in placebo
controlled trial

Dex-IN Study REC-14-013
(US placebo controlled trial)
• Phase II bunionectomy study – on-going
– Randomized, placebo controlled study
– Primary endpoint – SPID48
– Rescue therapy allowed
• Post Op Day 1 dosing
– Pain trajectory stable / declining
• Interim analysis for sample size adjustment
– Total enrollment reduced to approximately 170pts (initially planned for 200 – 250pts)
• Top line results expected mid-year 2015

Clinical Pipeline Intellectual Property
• IV/IM meloxicam – formulation IP through 2022
– Additional IP filed could run to 2030
• Dex applications for methods for treating/preventing pain
through intranasal and sublingual formulations without
significant sedation
• Fado IP in-licensed from Orion
– Composition of matter
– Method of administration for analgesia
– Treatment and prevention of hypotension and shock
– Pro-Drug
• Regulatory exclusivity
– 505(b)(2) – 3 years (Meloxicam, Dex-IN, Dex-SL)
– 505(b)(1) – NCE, 5 years (Fado)

Fadolmidine (“Fado”)

Fado Effective in Phase II for Pain Relief
• Alpha 2 agonist
– more potent at the alpha 2c receptor than Dex
– >20 fold less potent at the alpha 1b receptor than clonidine
• Fado has demonstrated analgesia in multiple animal models
• Positive Phase II analgesia study in bunionectomy patients
– Intrathecal route of administration
• Formulation work underway for topical prototype
– Potential in regional neuropathies
• WW rights to all human uses except Europe, Turkey and CIS
• NCE patent  w/ expected extension to 2021 / pursuing add’l IP

Corporate Overview

US Based Manufacturing Facility 31

Manufacturing & Royalty Overview
Manufacturing facility
•
87,000 sq. ft. solid oral dosage manufacturing cGMP
•
DEA licensed
•
~165 employees
Service capabilities
•
Formulation, process development and optimization
•
Process scale-up
•
Clinical supply and validation
•
Commercial supply
Ritalin LA
•
Once daily ADHD treatment marketed by Novartis
Focalin XR
•
ADHD treatment marketed by Novartis
Verelan / verapamil
•
CV/High blood pressure treatment marketed by Actavis
and UCB
Zohydro ER
•
Extended release hydrocodone marketed by Pernix
•
Launched in 2014
•
Abuse deterrent form expected to be launched near term

Strong Historical Manufacturing Performance
• Unaudited, carve-out financials – 12 mos ended
12/31/14
– Revenues - $73.6 million*
– EBITDA - $26.5 million*
• Zohydro ER – abuse deterrent form expected to be
launched in the near term
• Additional capacity for new product opportunities
• Positive cashflow expected to cover all debt service
obligations and excess cashflows to repay loan
principal

* Preliminary unaudited financial information.  EBITDA is a non-GAAP financial metric.  Please see slide 35 for additional information including a reconciliation of Net Income to EBITDA.

Company Highlights
• Multiple non-opioid therapeutics in mid to late stage
clinical development for acute post operative pain
• IV/IM meloxicam Phase III ready – long acting,
demonstrated efficacy in successful Ph II trials
• Dex-IN – proprietary, intranasal therapeutic in Ph II
– post interim analysis; top line expected mid-year ‘15
• Revenue and cashflow positive manufacturing &
royalty business
• Experienced management team with significant
development, regulatory and commercial experience

Supplemental Financial Information
Non-GAAP Reconciliation
(in millions, unaudited, carve-out)
12 months ended
Dec. 31, 2014
Net income $13.9
Income tax expense -
Interest expense $1.5
Depreciation and amortization $11.0
EBITDA $26.5

The Company defines EBITDA as earnings before interest, taxes, depreciation and amortization. The
Company also presents EBITDA because it believes it is frequently used by securities analysts, investors and other interested parties as a measure of financial performance. EBITDA has limitations as an analytical tool, and when assessing the Company's operating performance, investors should not consider EBITDA in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with U.S. GAAP.
The revenue and EBITDA data for the business acquired from Alkermes plc, are preliminary estimates based solely upon information available to us as of the date hereof, and is not a comprehensive statement of financial results or operating metrics for the acquired business for the year ended
December 31, 2014. The results for the acquired business for 2014 may differ materially from these preliminary estimates. Accordingly, you should not place undue reliance upon these estimates.